Leases	12 Months Ended
Dec. 31, 2024
Leases [Abstract]
Leases

15	LEASES

Lease liabilities primarily relate to leases on heavy equipment at the Magino mine which have remaining lease terms of up to 5 years and interest rates of 2.00% to 7.95% over the term of the lease.

Lease liabilities
At December 31, 2023	$—
Leases assumed as part of Argonaut transaction (Note 6)	47.2
Payments	(10.6)
Interest (Note 19)	1.4
Foreign exchange revaluation	(1.4)
At December 31, 2024	$36.6
Current portion	15.2
Non-current portion	21.4
The Company has a number of mining service contracts that are based on variable measures and not fixed payments. These contracts include measures such as tonnes mined, or metres developed. The expense relating to these variable payments and recognized as an operating expense was $131.9 million for the year ended December 31, 2024 (2023 - $104.2 million). Total cash outflow for leases amounted to $141.2 million for the year ended December 31, 2024 (2023 - payments of $112.0 million).